Transactions With Related Parties	12 Months Ended
Dec. 31, 2012
Transactions With Related Parties [Abstract]
Related Party Transactions Disclosure [Text Block]
Transactions with Related Parties
Pursuant to the terms of the partnership agreement for the Operating Partnership, ERPOP is required to reimburse EQR for all expenses incurred by EQR in excess of income earned by EQR through its indirect 1% ownership of various entities. Amounts paid on behalf of EQR are reflected in the consolidated statements of operations as general and administrative expenses.
The Company leases its corporate headquarters from an entity controlled by EQR’s Chairman of the Board of Trustees. The lease terminates on January 31, 2022. Amounts incurred for such office space for the years ended December 31, 2012, 2011 and 2010, respectively, were approximately $1.3 million, $2.2 million and $2.7 million. The Company believes these amounts equal market rates for such rental space.